EXHIBIT 10.16

Delaware	PAGE 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “LAREDO/SORC INCENTIVE PLAN ROYALTY, LLC", FILED IN THIS OFFICE ON THE THIRD DAY OF JULY, A.D. 2012, AT 3:55 O'CLOCK P.M.

           State of Delaware
           Secretary of State
     Division of Corporations
 Delivered 03:59 PM 07/03/2012
   FILED 03:55 PM 07/03/2012
SRV 120804984 - 5179181 FILE

CERTIFICATE OF FORMATION

OF

LAREDO/SORC INCENTIVE PLAN ROYALTY, LLC

I, the undersigned natural person of the age of 18 years or more, acting as organizer of a limited liability company under the Delaware Limited Liability Company Act (the "Act"), do hereby adopt the following Certificate of Formation for such limited liability company:

1. The name of the limited liability company is Laredo/SORC Incentive Plan Royalty, LLC (the "Company").

2. The address of its registered office in the State of Delaware is 4406 Tennyson Road, Wilmington, New Castle County, Delaware 19802. The name of its registered agent at such address is Delaware Corporate Agents, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand, this 3rd day of July, 2012.

By:	/s/ Pamela M. Etie
Pamela M. Etie, Authorized Person